Registration No. 333-153696

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Post-Effective Amendment No. 1

to

FORM F-3

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

Novartis AG

(Exact name of Registrant as specified in its charter)

Novartis Inc.

(Translation of Registrant’s name into English)

Switzerland

(State or other jurisdiction of incorporation or organization)

Not Applicable

(I.R.S. Employer Identification No.)

Lichtstrasse 35

4056 Basel, Switzerland

+41 61 324 1111

(Address and telephone number of Registrant’s principal executive offices)

Novartis Capital Corporation	Novartis Securities Investment Ltd.	Novartis Finance S.A.
(Exact name of Registrant as specified in its charter)	(Exact name of Registrant as specified in its charter)	(Exact name of Registrant as specified in its charter)

Not Applicable (Translation of Registrant’s name into English	Not Applicable (Translation of Registrant’s name into English	Novartis Finance Inc. (Translation of Registrant’s name into English

Delaware	Bermuda	Luxembourg
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

26-3086456	Not Applicable	Not Applicable
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

608 Fifth Avenue	131 Front Street	20, rue Eugène Ruppert
New York, New York 10020	Hamilton, HM12, Bermuda	L-2453 Luxembourg, Luxembourg
+1 212 307 1122	+1 441 296 8025	+352 26 29 42 01
(Address and telephone number of Registrant’s principal executive offices)	(Address and telephone number of Registrant’s principal executive offices)	(Address and telephone number of Registrant’s principal executive offices)

Thomas Werlen

Stefan Sulzer

Novartis AG

Lichtstrasse 35

CH-4056 Basel

Switzerland

+41 61 324 1111

(Name, address and telephone number of agent for service)

Copies to:

A. Peter Harwich	Stuart K. Fleischmann
Allen & Overy LLP	Shearman & Sterling LLP
1221 Avenue of the Americas	599 Lexington Ave
New York, NY 10020	New York, NY 10022
+1 212 610 6300	+1 212 848 7527

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Explanatory Note

The purpose of this Post-Effective Amendment No. 1 to the registration statement is to file certain exhibits to the registration statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 9.    Exhibits

Exhibit Number	Description

1.1	Form of Underwriting Agreement (1)

4.1

Form of Indenture among Novartis Capital Corporation, Novartis Securities Investment Ltd. and Novartis Finance S.A., as issuers, Novartis AG, as guarantor, and HSBC Bank USA, National Association, as trustee (2)

4.2	Form of Guaranteed Debt Security (3)

4.3	Form of Guaranteed Debt Security for 1.900% Notes due 2013

4.4	Form of Guaranteed Debt Security for 2.900% Notes due 2015

4.5	Form of Guaranteed Debt Security for 4.400% Notes due 2020

5.1	Opinion of Allen & Overy, LLP, special U.S. counsel to Novartis AG, Novartis Capital Corporation, Novartis Securities Investment Ltd. and Novartis Finance S.A. (4)

5.2	Opinion of Bär & Karrer AG, special Swiss counsel to Novartis AG (5)

5.3	Opinion of Allen & Overy, LLP, special Luxemburg counsel to Novartis Finance S.A. (6)

5.4	Opinion of Appleby, special Bermuda counsel to Novartis Securities Investment Ltd. (7)

12.1	Computation of Ratio of Earnings to Fixed Charges (8)

12.2	Computation of Ratio of Earnings to Fixed Charges (9)

23.1	Consent of Allen & Overy LLP (included in Exhibit 5.1)

23.2	Consent of Bär & Karrer AG (included in Exhibit 5.2)

23.3	Consent of Allen & Overy LLP (included in Exhibit 5.3)

23.4	Consent of Appleby (included in Exhibit 5.4)

23.5	Consent of PricewaterhouseCoopers AG (10)

24.1	Powers of Attorney (11)

24.2	Powers of Attorney

24.3	Powers of Attorney

25.1	Statement of Eligibility on Form T-1 of HSBC Bank USA, National Association, under the Trust Indenture Act of 1939, as amended (12)

(1)	Incorporated by reference to Exhibit 1.1 to Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

(2)	Incorporated by reference to Exhibit 4.1 to Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

(3)	Incorporated by reference to Exhibit 4.2 to Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

(4)	Incorporated by reference to Exhibit 5.1 to Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

(5)	Incorporated by reference to Exhibit 5.2 to Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

(6)	Incorporated by reference to Exhibit 5.3 to Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

(7)	Incorporated by reference to Exhibit 5.4 to Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

(8)	Incorporated by reference to Exhibit 12.1 to Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

(9)	Incorporated by reference to the Report on Form 6-K furnished to the SEC on March 9, 2010 with a statement of computation of the ratio of earnings to fixed charges

(10)	Incorporated by reference to Exhibit 23.5 to Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

(11)	Incorporated by reference to the signature pages of Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

(12)	Incorporated by reference to Exhibit 25.1 to Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Novartis AG, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Basel, on the 14th day of April, 2010.

Novartis AG

By:	/s/ Felix Senn
Name:	Felix Senn
Title:	Treasurer, Novartis Group

By:	/s/ Dr. Thomas Werlen
Name:	Dr. Thomas Werlen
Title:	General Counsel, Novartis Group

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chief Executive Officer (principal executive officer)	April 14, 2010
Joseph Jimenez

Chief Financial Officer (principal financial and
*	accounting officer)	April 14, 2010
Jonathan Symonds

*	Chairman of the Board of Directors	April 14, 2010
Dr. Daniel Vasella

Vice Chairman and Lead Director of the Board of
*	Directors	April 14, 2010
Ulrich Lehner, Ph.D.

*	Vice Chairman	April 14, 2010
Hans-Joerg Rudloff

Director
William Brody, M.D., Ph.D.

*	Director	April 14, 2010
Srikant Datar, Ph.D.

*	Director	April 14, 2010
Ann Fudge

*	Director	April 14, 2010
Alexandre F. Jetzer

*	Director	April 14, 2010
Pierre Landolt

*	Director	April 14, 2010
Andreas von Planta, Ph.D.

*	Director	April 14, 2010
Dr. Ing. Wendelin Wiedeking

*	Director	April 14, 2010
Marjorie M. Yang

*	Director	April 14, 2010
Rolf M. Zinkernagel, M.D.

*	Authorized U.S. Representative	April 14, 2010
Barry Rosenfeld

Pursuant to the requirements of the Securities Act of 1933, the registrant, Novartis Capital Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Basel, on the 14th day of April, 2010.

Novartis Capital Corporation

By:	/s/ Felix Senn
Name:	Felix Senn
Title:	Chairman of the Board of Directors

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Felix Senn	Chairman of the Board of Directors	April 14, 2010
Felix Senn

*	Director	April 14, 2010
Robert Pelzer

Director and President (principal executive officer
*	and principal financial and accounting officer)	April 14, 2010
Meryl Zausner

Pursuant to the requirements of the Securities Act of 1933, the registrant, Novartis Securities Investment Ltd., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Basel, on the 14th day of April, 2010.

Novartis Securities Investment Ltd.

By:	*
Name:	Henri Simon Zivi
Title:	Chairman of the Board of Directors (principal executive officer and principal financial and accounting officer)

By:	*
Name:	Michael L. Jones
Title:	Deputy Chairman of the Board of Directors and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Chairman of the Board of Directors (principal executive officer and principal financial and
*	accounting officer)	April 14, 2010
Henri Simon Zivi

*	Deputy Chairman of the Board of Directors	April 14, 2010
Michael L. Jones

*	Director	April 14, 2010
Timothy C. Faries

*	Alternate Director	April 14, 2010
M. Tonesan Naa-Lamle Amissah

Alternate Director
Alexander Ato Jude Erskine

*	Authorized U.S. Representative	April 14, 2010
Barry Rosenfeld

Pursuant to the requirements of the Securities Act of 1933, the registrant, Novartis Finance S.A., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Basel, on the 14th day of April, 2010.

Novartis Finance S.A.

By:	/s/ Felix Senn
Name:	Felix Senn
Title:	Chairman of the Board of Directors (principal executive officer)

By:	*
Name:	Jürg Schmid
Title:	Director (principal financial and accounting officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Chairman of the Board of Directors (principal
/s/ Felix Senn	executive officer)	April 14, 2010
Felix Senn

Director (principal financial and accounting
*	officer)	April 14, 2010
Jürg Schmid

*	Director	April 14, 2010
Arthur Deller

*	Director	April 14, 2010
Henry Wiersing

*	Authorized U.S. Representative	April 14, 2010
Barry Rosenfeld

*By his signature below, each of the undersigned, pursuant to a duly authorized power of attorney filed with the Securities and Exchange Commission, have signed this Post-Effective Amendment No. 1 to the registration statement on behalf of the person indicated.

/s/ Felix Senn	/s/ Dr. Thomas Werlen
Felix Senn	Dr. Thomas Werlen

EXHIBIT INDEX

Exhibit Number	Description

1.1	Form of Underwriting Agreement (1)

4.1

Form of Indenture among Novartis Capital Corporation, Novartis Securities Investment Ltd. and Novartis Finance S.A., as issuers, Novartis AG, as guarantor, and HSBC Bank USA, National Association, as trustee (2)

4.2	Form of Guaranteed Debt Security (3)

4.3	Form of Guaranteed Debt Security for 1.900% Notes due 2013

4.4	Form of Guaranteed Debt Security for 2.900% Notes due 2015

4.5	Form of Guaranteed Debt Security for 4.400% Notes due 2020

5.1	Opinion of Allen & Overy, LLP, special U.S. counsel to Novartis AG, Novartis Capital Corporation, Novartis Securities Investment Ltd. and Novartis Finance S.A. (4)

5.2	Opinion of Bär & Karrer AG, special Swiss counsel to Novartis AG (5)

5.3	Opinion of Allen & Overy, LLP, special Luxemburg counsel to Novartis Finance S.A. (6)

5.4	Opinion of Appleby, special Bermuda counsel to Novartis Securities Investment Ltd. (7)

12.1	Computation of Ratio of Earnings to Fixed Charges (8)

12.2	Computation of Ratio of Earnings to Fixed Charges (9)

23.1	Consent of Allen & Overy LLP (included in Exhibit 5.1)

23.2	Consent of Bär & Karrer AG (included in Exhibit 5.2)

23.3	Consent of Allen & Overy LLP (included in Exhibit 5.3)

23.4	Consent of Appleby (included in Exhibit 5.4)

23.5	Consent of PricewaterhouseCoopers AG (10)

24.1	Powers of Attorney (11)

24.2	Powers of Attorney

24.3	Powers of Attorney

25.1	Statement of Eligibility on Form T-1 of HSBC Bank USA, National Association, under the Trust Indenture Act of 1939, as amended (12)

(1)	Incorporated by reference to Exhibit 1.1 to Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

(2)	Incorporated by reference to Exhibit 4.1 to Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

(3)	Incorporated by reference to Exhibit 4.2 to Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

(4)	Incorporated by reference to Exhibit 5.1 to Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

(5)	Incorporated by reference to Exhibit 5.2 to Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

(6)	Incorporated by reference to Exhibit 5.3 to Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

(7)	Incorporated by reference to Exhibit 5.4 to Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

(8)	Incorporated by reference to Exhibit 12.1 to Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

(9)	Incorporated by reference to the Report on Form 6-K furnished to the SEC on March 9, 2010 with a statement of computation of the ratio of earnings to fixed charges

(10)	Incorporated by reference to Exhibit 23.5 to Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

(11)	Incorporated by reference to the signature pages of Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008

(12)	Incorporated by reference to Exhibit 25.1 to Form F-3 (file no. 333-153696) filed with the SEC on September 26, 2008